Form 8-K.  Current Report pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 20, 1998

               Cotton Valley Resources Corporation
        (Exact name of registrant as specified in its charter)

Yukon Territory, Canada                 0-28814                98-0164357
(State or other jurisdiction          (Commission          (IRS Employer
of incorporation)                      File Number)        Identification No.)

     6510 Abrams Road, Suite 300, Dallas, TX                   75231
    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    (214) 221-6500

     (Former name or former address, if changed since last report.)


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Item 6.  Resignation of Registrant's Director

     Effective October 14, 1998, the Board of Directors of the Company accepted the resignation of Leon A. Romero as a member of the Board of Directors and as an officer serving in the capacity of Senior Vice-President and Chief Financial Officer of the Company. The effective date of his resignation is October 14, 1998.

     There are no disagreements on any matter relating to the Registrant's operation, policies or practices between Mr. Romero and the Company.

     Mr. Romero furnished the Board of Directors a letter tendering his resignation dated October 14, 1998. A copy of that letter is filed as Exhibit 1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements

           None

     (b)  Pro Forma Financial Information

           None

     (c)  Exhibits

           A letter from Leon A. Romero dated October 14, 1998 advising the Board of Directors of his resignation as a member of the Board of Directors and as an officer serving in the capacity of Senior Vice-President and Chief Financial Officer, effective October 14, 1998.








                           Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cotton Valley Resources Corporation
                                                  (Registrant)

Date      October 20, 1998               /s/ Eugene A. Soltero
                                        Eugene A. Soltero
                                        Chief Executive Officer









                     COTTON VALLEY RESOURCES CORPORATION
                              EXHIBIT INDEX



Exhibit Number

1 Letter addressed to the Board of Directors of the Company dated October 14, 1998, from Leon A. Romero relative to statements made in Item 6 of this Current Report on Form 8-K.




                               EXHIBIT "1"


                             LEON A. ROMERO
                            P.O. Box 600057
                           Dallas, TX  75360

October 14, 1998

Mr. Eugene A. Soltero, Chairman of the Board
Cotton Valley Resources, Inc.
6510 Abrams Road, Suite 300
Dallas, TX  75231

Mr. James E. Hogue, Director, President
Cotton Valley Resources, Inc.
6510 Abrams Road, Suite 300
Dallas, TX  75231

Mr. Wayne T. Egan, Director
Cotton Valley Resources, Inc.
C/o Weir & Foulds
2 Firest Cdn Pl, Suite 1600 EXC
TWR
Toronto on M5X 1J5 Canada

RE: Resignation from Cotton Valley Resources Board of Directors and Sr. Vice
    President, CFO.

Gentlemen:

This letter is my official notice of termination of my tenure at Cotton Valley Resources, Inc. as a member of the Board of Directors, and as an officer serving in the capacity of Senior Vice President and Chief Financial Officer. The effective date of my resignation is October 14, 1998.

Very truly yours,


/s/Leon A. Romero
Leon A. Romero